UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) September 20, 2013

Rose Rock Midstream, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-35365	45-2934823
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Warren Place
6120 S. Yale Avenue, Suite 700
Tulsa, Oklahoma 74136-4216
(Address of principal executive offices)

(918) 524-7700
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, on November 10, 2011, Rose Rock Midstream, L.P. (the “Partnership”) entered into a Credit Agreement (the “Credit Agreement”) with certain subsidiaries of the Partnership, as guarantors (the “Guarantors”), the lenders party thereto (the “Lenders”), and The Royal Bank of Scotland plc, as administrative agent and collateral agent (in such capacities, the “Agent”) for the Lenders. On September 20, 2013, the Partnership entered into a Second Amendment to the Credit Agreement and First Amendment to the Guarantee and Collateral Agreement (the “Amendment”) with the Guarantors, the Lenders, and the Agent, which amended the Credit Agreement to, among other things, (i) extend the availability period of the revolving commitments, and the maturity date of the extensions of credit thereunder, to September 20, 2018, (ii) permit the Partnership to increase revolving commitments under the Credit Agreement by an aggregate amount not to exceed $200 million after the effective date of the Amendment, subject to compliance with certain conditions, (iii) permit the Partnership to incur unsecured or subordinated debt without limitation, subject to compliance with certain conditions, (iv) permit the Partnership to comply with alternative financial performance covenants at its election after the issuance of unsecured or subordinated debt in an aggregate principal amount of $200 million or more, and (v) reduce the interest rate and commitment fees payable in respect of the revolving commitments.

The foregoing description of the Amendment is not complete and is subject to and qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The discussion of the Amendment to the Credit Agreement in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibit is filed herewith.

Exhibit No.	Description
10.1
Second Amendment to the Credit Agreement and First Amendment to the Guarantee and Collateral Agreement, dated as of September 20, 2013, by and among Rose Rock Midstream, L.P., certain subsidiaries of Rose Rock Midstream, L.P., as guarantors, the lenders party thereto and The Royal Bank of Scotland plc, as administrative agent and collateral agent for the lenders.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ROSE ROCK MIDSTREAM, L.P.

By:     Rose Rock Midstream GP, LLC
its general partner

Date: September 26, 2013
By:     /s/ Robert N. Fitzgerald_________________
Robert N. Fitzgerald
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX
The following exhibit is filed herewith:

Exhibit No.	Description
10.1
Second Amendment to the Credit Agreement and First Amendment to the Guarantee and Collateral Agreement, dated as of September 20, 2013, by and among Rose Rock Midstream, L.P., certain subsidiaries of Rose Rock Midstream, L.P., as guarantors, the lenders party thereto and The Royal Bank of Scotland plc, as administrative agent and collateral agent for the lenders.